Land Use Rights	12 Months Ended
Jun. 30, 2018
Land Use Rights Disclosure [Abstract]
Land Use Rights Disclosure [Text Block]
Note 8 - Land Use Rights

	2018	2017

Land use rights	$2,482,125	$2,497,728
Less: Accumulated amortization	(449,779)	(465,181)
Land use rights - net	$2,032,346	$2,032,547

Land use rights with net book value of approximately $1,594,678, $1,595,295 and $1,667,055 were used as collateral of short term bank borrowings for the years ended June 30, 2018, 2017 and 2016, respectively.

The Company has disposed land use rights during 2016, the consideration received was $452,955 and the net land use rights disposal was $447,366. The Company has recorded a gain on disposal of $5,589 for the year ended June 30, 2016.

The amortization expenses for the years ended June 30, 2018, 2017 and 2016 were $50,450 $48,406 and $67,131, respectively.

Twelve months ending June 30,
2019	$49,582
2020	49,582
2021	49,582
2022	49,582
2023	49,582
Thereafter	1,784,436
Total	$2,032,346